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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12


                             Heritage Commerce Corp
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 3) (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:
     ___________________________________________________________________________


PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:
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


HERITAGE                                THE CEREGHINO GROUP
COMMERCE CORP                           CORPORATE INVESTOR RELATIONS
CONTACT:  Rebecca A. Levey,             333 15TH AVENUE SOUTH, SUITE 1500
          Senior Vice President         SEATTLE, WA 98108
          408-947-6900                  206.762.0993

================================================================================

      HERITAGE COMMERCE CORP CEO BRAD SMITH RESIGNS TO SETTLE PROXY CONTEST

                   WILLIAM DEL BIAGGIO, JR. NAMED INTERIM CEO

San Jose, CA - May 4, 2004 - Heritage Commerce Corp (NASDAQ: HTBK), parent company of Heritage Bank of Commerce, today announced Brad L. Smith has tendered his resignation as Chief Executive Officer and Director to facilitate the settlement with shareholders who had nominated alternative directors for the upcoming annual meeting. Current Chairman William Del Biaggio, Jr. was appointed interim CEO effective immediately, while a search for a permanent CEO is completed.

"Brad Smith's decision to step down will save the company from a divisive and expensive proxy fight," said Del Biaggio. "Under Brad's leadership, Heritage has generated strong growth and captured a solid share of our market, and we thank him for his service to this company."

"The founders, directors and staff members can be proud of the accomplishments achieved in the past ten years," said Smith. "The health of the company is far more important than any individual, and I decided to resign in the interest of all concerned. I depart with no regrets and encourage our employees and our customers to continue to support the Bank during this transition."

The Board appointed Ranson Webster to fill the seat vacated by Smith. Webster is the company's largest shareholder and is one of the founders of Heritage Bank of Commerce. "As a successful entrepreneur and a substantial shareholder, we believe Ranson will be a fine addition to the board," Del Biaggio commented.

As part of the proposed settlement agreement, the Concerned Shareholders Committee has agreed in principle not to further pursue proxy solicitation measures for a period of time to be agreed upon. The settlement and standstill agreements are subject to negotiation and definitive documentation. "My colleagues on the committee and I are committed to building value for all shareholders and believe this resolution best serves that objective. We look forward to working with all the current board members to foster positive relationships and productive dialogue to unlock the value embedded in the Heritage franchise," said Webster.

Heritage Commerce Corp, a bank holding company established in February 1998, is the parent company of Heritage Bank of Commerce, headquartered in San Jose with an office located in Los Gatos. Heritage Bank of Commerce is an independent full service community business bank with three divisions: Heritage Bank East Bay, in Fremont and Danville; Heritage Bank South Valley in Morgan Hill and Gilroy, and Bank of Los Altos, with two locations in Los Altos and one in Mountain View. Additionally, Heritage Capital Group, the bank's asset based lending division, has offices in San Jose and Los Angeles. Heritage Bank of Commerce is also an SBA Preferred Lender ranked the third largest SBA lender in Northern California, eighth in the State, and has SBA Loan Production Offices in San Jose, Fresno, Santa Cruz, Elk Grove, Watsonville, Chico, Glendale, Irvine and Pittsburg, California.

This release may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties may include but are not necessarily limited to fluctuations in interest rates and monetary policy established by the Federal Reserve, inflation, government regulations, general economic conditions, competition within the business areas in which the Company is conducting its operations, including the real estate market in California, results of bankruptcy proceedings in which the Company is an unsecured creditor, and other factors beyond the Company's control. Such risks and uncertainties could cause results for subsequent interim periods or for the entire year to differ materially from those indicated. For a discussion of factors which could cause results to differ, please see the Company's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.